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                          TOWER AUTOMOTIVE, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                                                             SHARES
TA

COMMON STOCK                                                 SEE REVERSE FOR
$.01 PAR VALUE                                             CERTAIN DEFINITIONS
                                                            CUSIP 891707 10 1

THIS IS TO CERTIFY THAT

IS THE REGISTERED HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE $.01
EACH, OF

                             CERTIFICATE OF STOCK

                            TOWER AUTOMOTIVE, INC.
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(THE "COMPANY") TRANSFERABLE ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF
IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THE CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED ARE ISSUED AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF THE COMPANY, AND ALL AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT. THIS CERTFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Carl E. Nelson                                                  Scott D. Rued
Assistant Secretary                                             Vice President

                              TOWER AUTOMOTIVE, INC.
                                 CORPORATE SEAL
                                    DELAWARE


COUNTERSIGNED AND REGISTERED
FIRST CHICAGO TRUST COMPANY OF NEW YORK

                     TRANSFER AGENT AND REGISTRAR

BY
                           AUTHORIZED SIGNATURE

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT--___________ Custodian ______________
                     (Cust)                 (Minor)
                   under Uniform Gifts to Minors

                   Act ___________________
                            (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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-------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

-----------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED----------------------

                           ---------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.